Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated April 24, 2009, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus

dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectus for a variable life policy issued by Allstate Life Insurance Company of New York.

The following is deleted from the Policy Value – Postponement of Payments section of the prospectus:

We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.